united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 9/30

Date of reporting period: 3/31/21

Item 1. Reports to Stockholders.

Semi-Annual Report
March 31, 2021

1-877-413-3228
www.13DActivistFund.com

Distributed by Foreside Financial Services, LLC
Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Prospectus.

TO SHAREHOLDERS OF THE
13D ACTIVIST FUND
March 31, 2021

The six months ending March 31, 2021 was a very good period for the Fund. The Fund (Class I) was up 42.89% during this period, net of fees and expenses (versus 41.33% for the Russell 25001). More importantly, we believe this was an inflection point for the Fund, marking the rotation from growth stocks to value stocks. During the period, the Russell Midcap Growth Index returned 18.35% versus 36.15% for the Russell Midcap Value Index. This is just one reason why we believe that we are in the early innings of what will be the greatest era of shareholder activism ever.

Shareholder activism has not been an in-vogue strategy over the past three years. Shareholder Activists are value investors – they find undervalued companies where they can act as the catalyst to close the valuation gap. Over the past three years, activists have been value investors in a growth and momentum market. During the three years ended December 31, 2020, there has been an unprecedented surge of growth versus value - the Russell Midcap Growth Index averaged a 20.50% annual return versus 5.37% for the Russell Midcap Value Index. But that is all changing as the rotation from growth to value continues. While this rotation from growth to value has been a tremendous tailwind for activists, it is not the main reason for the activist surge we expect over the next ten years, just the backdrop for it. It is always nice to have a tail wind, but activism does not need a tailwind to be a successful strategy, just the absence of a gale-like headwind. Now that that is gone, activism is poised to flourish because of many other market conditions.

And it is being jump-started by the end of the global pandemic. COVID has made it very difficult to mount activist campaigns. First, the optics of launching an activist campaign during this time did not put activists in the best light making it much more difficult for them to get support from other shareholders. Second, it was very hard to hold the meetings necessary for proxy fights and asset sales in a social-distancing, remote-working environment. So, coming into 2021, there was a huge backlog of activist campaigns. Third, with the midcap market down 40% at its 2020 low, many activists were working defensively to rehab their portfolios, and could not concentrate offensively on activism. Much of 2020 was like getting hit with a big wave causing an extended period of feeling muddled and discombobulated. Well, activists have their heads well above the water now and are starting to see things very clearly again. So, this growth/value rotation and COVID dynamic should lead to the continuation of the heightened shareholder activism we have already started to see. However, these factors are not likely to last beyond 2022. So, what will fuel this activist surge for the eight or more years thereafter? Primarily two things – ESG and the explosion of SPACs.

ESG investing is not a short-term trend. It is here to stay. Clearly it will mutate and evolve over the years and hopefully we will come to a time when it will not be necessary because all directors and corporate executives will be ESG minded, but unfortunately, we are not likely to reach that day for many years. Until then, investors, allocators and shareholders will be taking ESG considerations in mind when investing, allocating or voting their shares. And there is no group in the financial markets who does more for corporate governance investing than shareholder activists. They are the foot soldiers for implementing good corporate governance practices and reconstituting conflicted, self-dealing boards. They put shareholder representatives on boards to make sure they are looking out for shareholder value. They

[1]	The Russell 2500 Index is a broad index, featuring 2,500 stocks that cover the small- and mid-cap market capitalizations. The Russell 2500 is a market cap-weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS

understand the value in board diversity. They help management teams implement their plans, but also hold them accountable if they cannot. Moreover, they have gone from criticized and shunned fifteen years ago to accepted and tolerated several years ago to respected and admired today. This progression will continue to advance as the ESG movement continues to gain steam. Shareholders are no longer considered mavericks when they support an activist, but, on the contrary, today they often have to justify from an ESG perspective their decision to not support an activist.

However, the thing we think could possibly be more responsible for a new era of activism is the incredible influx of SPACs over the past year and the fact that there is no indication that this phenomenon is stopping any time soon. SPACs are public shell companies where the founder has approximately two years to find a private company to buy. For their troubles, the Founders receive 20% of the Company – not 20% of the upside, but 20% of the entire company whether the stock goes up or down. To get the deal done, the SPAC founder often markets a PIPE (private investment in public equity) investment, often at the $10 per share SPAC price, regardless of how high the stock is trading. When the deal is done the SPAC board consists of directors picked by the Sponsor and the founder of the private company acquired, and the Company is almost always run by the private company management team. These SPACs generally trade down significantly from their highs and many trade well below their going public price. Of the 84 SPACs that have closed deals since 2020, 26 are down an average of 29.08%. This during a time when the Russell 2500 is up 37.7%. In fact, only 28 of those 84 SPACs have outperformed the Russell 2500 since going public. And there are another 146 SPACs with announced deals pre-close, 418 that have IPOed but have no deal yet and 283 that have filed a registration statement but have not IPOed yet.

SPACs have all of the elements of an activist campaign that activists salivate over: (i) horrible corporate governance – founders not at all aligned with shareholders – getting 20% even if stock plummets; (ii) poor capital allocation – doing PIPE deals below market price with short or no lockups; (iii) insular boards of friends of SPAC founder and Company founder and (iv) a company run by a founder who generally is not the best person to run a public company and often still runs it like a private company. Activists have become so good at what they do and the strategy has become so acceptable that the activist campaign is no longer the hardest part for them. Finding the right target often is. There are only approximately 100 US activist campaigns per year out of approximately 3,000 public companies. With 935 SPACs currently on the horizon, and the sheer volume of SPAC companies expected over the next several years, activists will have exponentially more potential targets than they have ever seen before. SPACs will be the gift that keeps on giving to activists, fertilizing the soil of activism for many years to come.

We hope to continue to bring to our investors over the next fiscal year and beyond the outsized returns that we believe an activist strategy offers.

Mutual Fund investing involves risk including loss of principal. Overall stock market risks will affect the value of individual instruments in which the Fund invests. Factors such as economic growth, market conditions, interest rate levels, and political events affect the U.S. securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. The Fund is a non-diversified investment company, which makes the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company. The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer. The value of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS

in general. An investor should also consider the Fund’s investment objective, charges, expenses, and risk carefully before investing.

Special Purpose Acquisition Companies (SPACs) raise assets to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

The Russell Midcap Index is a market capitalization weighted index comprised of 800 publicly traded U.S. companies with market caps of between $2 and $10 billion. The 800 companies in the Russell Midcap Index are the same 800 of the 1,000 companies that comprise Russell 1000 Index. The Russell 1000 Index is a compilation of the largest 1,000 publicly traded U.S. companies. The average Russell Midcap Index member has a market cap of $8 billion to $10 billion, with a median value of $4 billion to $5 billion. The index is reconstituted annually so that stocks that have outgrown the index can be removed and new entries can be added. The Russell 1000 Index is a compilation of the largest 1,000 publicly traded U.S. companies. The average Russell Midcap Index member has a market cap of $8 billion to $10 billion, with a median value of $4 billion to $5 billion. The index is reconstituted annually so that stocks that have outgrown the index can be removed and new entries can be added. The Russell Midcap® Value Index measures the performance of the midcap value segment of the US equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true midcap value market. The S&P U.S. Activist Interest Index is designed to measure the performance of companies within the S&P U.S. BMI that have been targeted by an activist investor, as defined by S&P Capital IQ, within the last 24 months.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS

13D Activist Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2021

The Fund’s performance figures* for the periods ended March 31, 2021, compared to its benchmark:

				Inception** -	Inception*** -
Annualized Average Returns:	Six Months	One Year	Five Year	March 31, 2021	March 31, 2021	NAV
13D Activist Fund - Class A	42.74%	89.94%	16.07%	14.83%	N/A	$27.05
13D Activist Fund - Class A w/ load	34.52%	79.02%	14.70%	14.10%	N/A	$28.70
13D Activist Fund - Class C	42.20%	88.52%	15.20%	N/A	13.31%	$26.50
13D Activist Fund - Class C w/ CDSC	41.20%	87.52%	15.20%	N/A	13.31%
13D Activist Fund - Class I	42.89%	90.48%	16.35%	15.13%	N/A	$27.75
Russell 2500 Total Return Index ****	41.33%	89.40%	15.93%	14.68%	14.28%	N/A

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. The Fund’s total annual operating expenses are 1.76%, 2.51% and 1.51%, including AFFE of 0.01% for each share class, for Class A, C and I shares, respectively, per the January 28, 2021 Prospectus. Class A Shares are subject to a maximum sales charge of 5.75% on purchases. Class A and Class C shares are subject to a contingent deferred sales charge of up to 1.00%. This material must be proceeded or accompanied by a Prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call 1-877-413-3228.

**	Inception date for Class A and Class I shares is December 28, 2011.

***	Inception for Class C shares date is December 11, 2012.

****	The Russell 2500 Total Return Index is a broad index, featuring 2,500 stocks that cover the small- and mid-cap market capitalizations. It is a market cap-weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of US-based listed equities. This index has been selected because it is more reflective of the Fund’s portfolio holdings. Investors cannot invest directly in an index or benchmark.

AFFE - Acquired Fund Fees and Expenses

Portfolio Composition as of March 31, 2021

Top 10 Holdings By Industry	% of Net Assets
Software	12.5%
Chemicals	8.5%
Biotech & Pharma	5.8%
Food	5.3%
Oil & Gas Producers	4.8%
Aerospace & Defense	4.5%
Leisure Facilities & Services	3.9%
Specialty Finance	3.9%
Machinery	3.7%
Commercial Support Services	3.6%
Other Industries, Cash & Cash Equivalents	43.5%
100.0%

Holdings are subject to change.

Please refer to the Portfolio of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

13D Activist Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2021

Shares		Fair Value
	COMMON STOCK - 96.5%
	AEROSPACE & DEFENSE - 4.5%
366,320	Howmet Aerospace, Inc. *	$11,769,862

	ASSET MANAGEMENT - 2.7%
289,343	Pershing Square Tontine Holdings Ltd. *	6,947,125

	AUTOMOTIVE - 3.1%
71,405	Autoliv, Inc. *	6,626,384
61,486	Veoneer, Inc. *	1,505,177
		8,131,561
	BIOTECH & PHARMA - 5.8%
278,910	Elanco Animal Health, Inc. *	8,213,900
611,983	Ironwood Pharmaceuticals, Inc. *	6,841,970
		15,055,870
	CHEMICALS - 8.5%
422,878	GCP Applied Technologies, Inc. *	10,377,426
310,800	Olin Corp.	11,801,076
		22,178,502
	COMMERCIAL SUPPORT SERVICES - 3.6%
247,209	Aramark	9,339,556

	FOOD - 5.3%
304,500	AppHarvest, Inc. *	5,572,350
190,576	Hain Celestial Group, Inc. *	8,309,114
		13,881,464
	HEALTH CARE FACILITIES & SERVICES - 2.9%
298,655	MEDNAX, Inc. *	7,606,743

	HOME & OFFICE PRODUCTS - 3.6%
352,472	Newell Brands, Inc.	9,439,200

	INSURANCE - 2.9%
102,000	eHealth, Inc. *	7,418,460

	LEISURE FACILITIES & SERVICES - 3.9%
115,328	Papa John’s International, Inc.	10,222,674

	MACHINERY - 3.7%
583,440	Welbilt, Inc. *	9,480,900

	MEDICAL EQUIPMENT & DEVICES - 3.0%
128,120	Merit Medical Systems, Inc. *	7,671,826

	METALS & MINING - 0.9%
91,542	Arconic Corp. *	2,324,251

	OIL & GAS PRODUCERS - 4.8%
174,207	Cheniere Energy, Inc. *	12,544,646

	PUBLISHING & BROADCASTING - 2.3%
559,700	Pearson PLC - ADR	5,983,193

See accompanying notes to financial statements.

13D Activist Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2021

Shares		Fair Value
	REAL ESTATE OWNERS & DEVELOPERS - 3.6%
99,258	Howard Hughes Corp. *	$9,442,413

	RENEWABLE ENERGY - 2.8%
152,143	Enviva Partners, L.P.	7,353,071

	SOFTWARE - 12.5%
230,300	ACI Worldwide, Inc. *	8,762,915
610,608	Box, Inc. *	14,019,560
478,100	Evolent Health, Inc. *	9,657,620
		32,440,095
	SPECIALTY FINANCE - 3.9%
560,714	SLM Corp.	10,076,030

	TECHNOLOGY HARDWARE - 2.6%
87,035	Seagate Technology PLC	6,679,936

	TECHNOLOGY SERVICES - 3.0%
172,021	Green Dot Corp. *	7,876,842

	TRANSPORTATION EQUIPMENT - 3.3%
303,084	Trinity Industries, Inc.	8,634,863

	WHOLESALE - DISCRETIONARY - 3.3%
203,457	LKQ Corp. *	8,612,335

	TOTAL COMMON STOCK (Cost - $178,919,400)	251,111,418

	SHORT-TERM INVESTMENTS - 3.2%
	MONEY MARKET FUND - 3.2%
8,449,975	First American Government Obligations Fund - Institutional Class, 0.04% ** (Cost - $8,449,975)	8,449,975

	TOTAL INVESTMENTS - 99.7% (Cost - $187,369,375)	$259,561,393
	OTHER ASSETS LESS LIABILITIES - NET - 0.3%	698,849
	NET ASSETS - 100.0%	$260,260,242

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on March 31, 2021.

ADR - American Depositary Receipt

LP - Limited Partnership

PLC - Public Limited Company

See accompanying notes to financial statements.

13D Activist Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2021

ASSETS
Investment securities:
At cost	$187,369,375
At fair value	$259,561,393
Receivable for Fund shares sold	576,477
Dividends and interest receivable	481,303
TOTAL ASSETS	260,619,173

LIABILITIES
Payable for Fund shares redeemed	10,995
Investment advisory fees payable	328,026
Distribution (12b-1) fees payable	19,910
TOTAL LIABILITIES	358,931
NET ASSETS	$260,260,242

Net Assets Consist Of:
Paid in capital	$167,027,464
Accumulated earnings	93,232,778
NET ASSETS	$260,260,242

Net Asset Value Per Share:
Class A Shares:
Net Assets	$30,718,475
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,135,529
Net Asset Value (Net Assets / Shares Outstanding) and redemption price per share (a)	$27.05
Maximum offering price per share (maximum sales charge of 5.75%)	$28.70

Class C Shares:
Net Assets	$15,645,055
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	590,355
Net Asset Value (Net Assets / Shares Outstanding), offering price and redemption price per share (b)	$26.50

Class I Shares:
Net Assets	$213,896,712
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	7,708,171
Net Asset Value (Net Assets / Shares Outstanding), offering price and redemption price per share	$27.75

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge (“CDSC”) may apply to redemptions made within twelve months of purchase.

(b)	Purchases are subject to a 1.00% CDSC of the purchase price on shares redeemed during the first twelve months after their purchase.

See accompanying notes to financial statements.

13D Activist Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2021

INVESTMENT INCOME
Dividends (net of $17,065 foreign taxes withheld)	$1,125,581
Interest	2,200
TOTAL INVESTMENT INCOME	1,127,781

EXPENSES
Investment advisory fees (Note 5)	1,715,852
Distribution (12b-1) fees - Class A (Note 5)	34,175
Distribution (12b-1) fees - Class C (Note 5)	72,105
TOTAL EXPENSES	1,822,132
NET INVESTMENT LOSS	(694,351)

REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments	23,860,484
Net change in unrealized appreciation (depreciation) of:
Investments	54,992,455
Foreign currency translations	181
54,992,636

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	78,853,120

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$78,158,769

See accompanying notes to financial statements.

13D Activist Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	March 31, 2021	September 30, 2020
	(Unaudited)
FROM OPERATIONS
Net investment income (loss)	$(694,351)	$6,221,443
Net realized gain on investments and foreign currency transactions	23,860,484	12,279,244
Net realized gain on in-kind redemptions	—	8,457,902
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	54,992,636	(27,799,865)
Net increase (decrease) in net assets resulting from operations	78,158,769	(841,276)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(1,788,279)	(1,567,011)
Class C	(866,373)	(675,116)
Class I	(12,492,981)	(9,417,795)
Net decrease in net assets from distributions to shareholders	(15,147,633)	(11,659,922)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,117,100	1,316,120
Class C	44,483	86,630
Class I	10,522,423	16,534,252
Reinvestment of distributions to shareholders:
Class A	1,676,527	1,519,949
Class C	838,110	663,482
Class I	10,595,861	8,734,127
Payments for shares redeemed:
Class A	(2,108,893)	(18,119,480)
Class C	(1,288,294)	(6,454,340)
Class I	(11,127,970)	(124,936,702)
Net increase (decrease) in net assets resulting from shares of beneficial interest	10,269,347	(120,655,962)

TOTAL INCREASE (DECREASE) IN NET ASSETS	73,280,483	(133,157,160)

NET ASSETS
Beginning of Period	186,979,759	320,136,919
End of Period	$260,260,242	$186,979,759

See accompanying notes to financial statements.

13D Activist Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Six Months	For the Year
	Ended	Ended
	March 31, 2021	September 30, 2020
	(Unaudited)
SHARE ACTIVITY
Shares Sold:
Class A	43,255	65,770
Class C	1,792	4,250
Class I	389,136	777,171
Shares Reinvested:
Class A	70,919	71,159
Class C	36,110	31,594
Class I	437,303	399,366
Shares Redeemed:
Class A	(86,541)	(1,089,009)
Class C	(53,710)	(353,107)
Class I	(447,435)	(6,327,251)
Net increase (decrease) in shares of beneficial interest outstanding	390,829	(6,420,057)

See accompanying notes to financial statements.

13D Activist Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class A
	For the Six Months		For the Year	For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended	Ended
	March 31, 2021		September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016
	(Unaudited)
Net asset value, beginning of period	$20.28		$20.35	$22.41	$19.98	$16.84	$15.27
Activity from investment operations:
Net investment income (loss) (1)	(0.09)		0.56	(0.07)	(0.19)	(0.17)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	8.52		0.14	(1.02)	2.99	3.31	1.67
Total from investment operations	8.43		0.70	(1.09)	2.80	3.14	1.57
Paid-in-Capital from redemption fees (1)	—		—	—	0.00 (2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	(0.57)		—	—	—	—	—
Net realized gains	(1.09)		(0.77)	(0.97)	(0.37)	—	—
Total distributions	(1.66)		(0.77)	—	—	—	—
Net asset value, end of period	$27.05		$20.28	$20.35	$22.41	$19.98	$16.84
Total return (3)	42.74	% (4)	3.25%	(4.78)%	14.26%	18.65%	10.28%
Net assets, end of period (000s)	$30,718		$22,472	$41,925	$55,099	$50,628	$51,510
Ratio of expenses to average net assets	1.75	% (5)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	(0.76	)% (5)	2.77%	(0.37)%	(0.86)%	(0.91)%	(0.63)%
Portfolio Turnover Rate	37	% (4)	119%	108%	83%	80%	119%

(1)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total return shown excludes the effect of applicable sales load and redemption fees.

(4)	Not annualized.

(5)	Annualized.

See accompanying notes to financial statements.

13D Activist Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class C
	For the Six Months		For the Year	For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended	Ended
	March 31, 2021		September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016
	(Unaudited)
Net asset value, beginning of period	$19.82		$20.05	$22.25	$19.99	$16.98	$15.50
Activity from investment operations:
Net investment income (loss) (1)	(0.18)		0.35	(0.22)	(0.35)	(0.31)	(0.22)
Net realized and unrealized gain (loss) on investments and foreign currency	8.33		0.19	(1.01)	2.98	3.32	1.70
Total from investment operations	8.15		0.54	(1.23)	2.63	3.01	1.48
Paid-in-Capital from redemption fees (1)	—		—	—	0.00 (2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	(0.38)		—	—	—	—	—
Net realized gains	(1.09)		(0.77)	(0.97)	(0.37)	—	—
Total distributions	(1.47)		(0.77)	(0.97)	(0.37)	—	—
Net asset value, end of period	$26.50		$19.82	$20.05	$22.25	$19.99	$16.98
Total return (3)	42.20	% (4)	2.47%	(5.47)%	13.39%	17.73%	9.55%
Net assets, end of year (000s)	$15,645		$12,015	$18,515	$26,351	$24,361	$23,807
Ratio of expenses to average net assets	2.50	% (5)	2.50%	2.50%	2.50%	2.50%	2.50%
Ratio of net investment income (loss) to average net assets	(1.51	)% (5)	1.77%	(1.11)%	(1.61)%	(1.66)%	(1.40)%
Portfolio Turnover Rate	37	% (4)	119%	108%	83%	80%	119%

(1)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total return shown excludes the effect of applicable redemption fees.

(4)	Not annualized.

(5)	Annualized.

See accompanying notes to financial statements.

13D Activist Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class I
	For the Six Months		For the Year	For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended	Ended
	March 31, 2021		September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016
	(Unaudited)
Net asset value, beginning of period	$20.81		$20.81	$22.83	$20.30	$17.07	$15.43
Activity from investment operations:
Net investment income (loss) (1)	(0.06)		0.54	(0.02)	(0.13)	(0.12)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	8.73		0.23	(1.03)	3.03	3.35	1.70
Total from investment operations	8.67		0.77	(1.05)	2.90	3.23	1.64
Paid-in-Capital from redemption fees (1)	—		—	—	0.00 (2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	(0.64)		—	—	—	—	—
Net realized gains	(1.09)		(0.77)	(0.97)	(0.37)	—	—
Total distributions	(1.73)		(0.77)	(0.97)	(0.37)	—	—
Net asset value, end of period	$27.75		$20.81	$20.81	$22.83	$20.30	$17.07
Total return (3)	42.89	% (4)	3.52%	(4.50)%	14.53%	18.92%	10.63%
Net assets, end of period (000s)	$213,897		$152,494	$259,697	$309,486	$224,900	$172,370
Ratio of expenses to average net assets	1.50	% (5)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.51	)% (5)	2.62%	(0.11)%	(0.60)%	(0.65)%	(0.38)%
Portfolio Turnover Rate	37	% (4)	119%	108%	83%	80%	119%

(1)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total return shown excludes the effect of applicable redemption fees.

(4)	Not annualized.

(5)	Annualized.

See accompanying notes to financial statements.

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2021

1.	ORGANIZATION

The 13D Activist Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is capital appreciation. The Fund currently offers three classes of shares: Class A, Class C and Class I shares. The Fund’s Class A and Class I commenced operations on December 28, 2011; Class C commenced operations on December 11, 2012. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class C and Class I shares are offered at net asset value. There are no sales charges on reinvested distributions. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Fund level income and expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative assets within the Fund. Class specific expenses are allocated to that share class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” and Accounting Standards Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using- exchange rates obtained from pricing services. The independent- pricing service does not distinguish between smaller sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non -traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is comprised of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2021

securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2021 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$251,111,418	$—	$—	$251,111,418
Short-Term Investments	8,449,975	—	—	8,449,975
Total Investments	$259,561,393	$—	$—	$259,561,393

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Portfolio of Investments for industry classifications.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2021

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from forward foreign currency contracts in the Statement of Operations. For the six months ended March 31, 2021, the Fund did not have any realized gains and losses on forward foreign currency contracts.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2017 through 2019, or expected to be taken in the Fund’s September 30, 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2021

is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

Management Risk – The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the adviser’s allocation of the Fund’s assets using its activist strategy. The adviser’s objective judgments, based on investment strategy, about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s investment strategy will produce the desired results. The adviser’s activist strategy may result in the Fund’s returns being more volatile than funds that pursue more conservative strategies.

Non- Diversification Risk – The Fund is a non-diversified investment company, which makes the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company. The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer. As a non-diversified fund, the Fund may invest greater than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

3.	INVESTMENT TRANSACTIONS

For the six months ended March 31, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $78,108,172 and $82,729,752, respectively.

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At March 31, 2021, the tax cost of investments and unrealized appreciation (depreciation) is as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
13D Activist Fund	$189,493,015	$76,034,629	$(5,966,251)	$70,068,378

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2021

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

13D Management LLC (the “Adviser”) serves as the Fund’s investment adviser under an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser pays all operating expenses of the Fund, except for the fee payments under the Advisory Agreement, brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and authorized expenses pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.50% of the Fund’s average daily net assets. For the six months ended March 31, 2021 the Adviser earned advisory fees of $1,715,852.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for each of the Class A and Class C shares (the “Plans”). Class I does not have a Plan. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate 0.25% and 1.00% of its average daily net assets of Class A and Class C shares, respectively. Pursuant to the Plans, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. For the six months ended March 31, 2021, the Class A and Class C shares incurred distribution fees in the amount of $34,175 and $72,105, respectively.

Gemini Fund Services, LLC (“GFS”) – GFS provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Adviser pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Adviser.

Each Trustee who is not affiliated with the Trust or an adviser to a fund within the Trust receives quarterly fees. For the six months ended March 31, 2021, the Trustees received fees in the amount of $7,089, with respect to the Fund, paid by the Adviser.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the year ended September 30, 2020 and September 30, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2020	September 30, 2019
Ordinary Income	$369,089	$9,778,894
Long-Term Capital Gain	12,317,453	6,802,176
	$12,686,542	$16,581,070

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2021

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The Fund utilized equalization in the amount of $1,026,620 which resulted in a difference between tax distributions and book distributions as disclosed on the Statement of Changes for the year ended September 30, 2020. Net investment income and net realized gains(losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed Long-	Unrealized Appreciation/	Total Accumulated
Ordinary Income	Term Gains	(Depreciation)	Earnings/(Deficits)
$5,454,527	$9,691,887	$15,075,228	$30,221,642

The difference between book basis and tax basis accumulated net realized gains and unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships. The unrealized appreciation in the table above includes unrealized foreign currency losses of $695.

Permanent book and tax differences, primarily attributable to the tax adjustments for equalization credits and redemptions in-kind, resulted in reclassifications for the Fund for the year ended September 30, 2020 as follows:

Accumulated
Paid In Capital	Earnings (Losses)
$9,484,522	$(9,484,522)

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

13D Activist Fund
EXPENSE EXAMPLES (Unaudited)
March 31, 2021

As a shareholder of the 13D Activist Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and contingent deferred sales charges on certain sales of Class A and Class C shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period presented below.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Fund’s Annualized
Actual	10/1/20	3/31/21	10/1/20-3/31/21*	Expense Ratio
Class A	$1,000.00	$ 1,427.40	$ 10.59	1.75%
Class C	$1,000.00	$ 1,422.00	$ 15.10	2.50%
Class I	$1,000.00	$ 1,428.90	$ 9.08	1.50%

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Fund’s Annualized
(5% return before expenses)	10/1/20	3/31/21	10/1/20-3/31/21*	Expense Ratio
Class A	$1,000.00	$ 1,016.21	$ 8.80	1.75%
Class C	$1,000.00	$ 1,012.47	$ 12.54	2.50%
Class I	$1,000.00	$ 1,017.45	$ 7.54	1.50%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

13D Activist Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2021

13D Activist Fund (Adviser – 13D Management LLC) *

In connection with the regular meeting held on November 17-18, 2020 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between 13D Management LLC (the “Adviser”) and the Trust, with respect to the 13D Activist Fund (the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service.

The Trustees noted that the Adviser had approximately $240 million in assets under management providing investment management services to the Fund and one private fund. They reviewed the professional backgrounds of the key personnel responsible for advising the Fund and took into consideration their education and financial industry experience. The Trustees discussed the Adviser’s investment process, noting that the Fund was subject to market volatility due to its strategic investment strategy. They further noted the Adviser attempted to mitigate risk through specialized research and diversification across shareholder activists and activist strategies. The Trustees discussed a cybersecurity audit that the Adviser had undergone, noting that no material issues were reported. The Trustees concluded that the Adviser was expected to continue providing quality services to the Fund and its shareholders.

Performance.

The Trustees noted the Fund’s objective and strategy and acknowledged that the Fund was a three-star Morningstar fund. The Trustees observed that the Fund outperformed its Morningstar category and an independently derived peer group over all periods and outperformed the benchmark index over the one-year and since inception periods. The Trustees acknowledged the adviser’s disagreement with the peer group and discussed the Fund’s performance relative to a group of activist hedge fund managers selected by the Adviser, noting that the Fund outperformed the group over the 8-year period presented. After further discussion, the Trustees concluded that the Adviser’s performance was satisfactory.

Fees.

The Trustees noted the Adviser charged a unitary advisory fee of 1.50% and was responsible for paying the Fund’s ordinary operating expenses, including administrative, fund accounting, and transfer agency fees. The Trustees further noted the approximate effective advisory fee, after the payment of the Fund’s operating expenses as a percentage of the Fund’s average net assets. They acknowledged that the contractual investment advisory fee of 1.50% was higher than the median and average net expenses of the peer group but was within the range for the peer group. The Trustees concluded that the fee was not unreasonable.

Profitability.

The Trustees reviewed the Adviser’s profitability analysis, noting that the Adviser realized a profit in terms of actual dollars and percentage of revenue in connection with its relationship with the Fund. The Trustees considered the reasonableness of the estimated profit margin. The Trustees acknowledged the resources required to maintain and manage the Fund’s unique investment program and determined the Adviser’s profit was not excessive.

13D Activist Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2021

Economies of Scale.

The Trustees considered whether economies of scale had been realized in connection with the Adviser’s advisory services provided to the Fund. They reviewed the Adviser’s assertion that the Adviser would begin to benefit from some economies of scale once the Fund’s assets hit certain levels, and also considered the Adviser’s observations about possible capacity constraints. They noted that based on the Fund’s current asset size, the absence of breakpoints was acceptable at this time and they agreed to continue to monitor the Fund’s asset levels and revisit the matter as the Fund continued to grow.

Conclusion.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-413-3228 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISER
13D Management LLC
152 West 57th Street, 41st Floor
New York, NY 10019

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474

13DAF-SAR21

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not Applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 6/4/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 6/4/21

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 6/4/21